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Exhibit 10.2

EXECUTION

AMENDMENT NO. 1

TO THE

AMENDED AND RESTATED

SOFTWARE LICENSE AGREEMENT

This Amendment No. 1 to the Amended and Restated Software License Agreement (this “Amendment”), by and between Atos Euronext Market Solutions Limited, a company incorporated in England and Wales (“AEMS”) and Board of Trade of the City of Chicago, Inc., a Delaware corporation (the “CBOT”), is dated as of December 15, 2005 (the “Amendment Effective Date”).

Recitals

A. LIFFE Administration and Management, a company incorporated in England and Wales (“LIFFE”) and the CBOT entered into that certain Amended and Restated Software License Agreement dated as of August 3, 2004 (the “SLA”). Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in the SLA.

B. Subsequent to the execution of the SLA, LIFFE, AEMS and the CBOT entered into that certain SLA Release and Novation Agreement dated as of July 22, 2005 (the “SLA Novation”), pursuant to which (i) LIFFE assigned to AEMS all of LIFFE’s rights, title and interest in and to the SLA, and all of LIFFE’s obligations and liabilities under the SLA (excluding any such right, title, interest, obligations or liabilities arising under First Amended SLA Section 3.2.2 and Part 3 of Schedule I of the First Amended SLA), and (ii) the CBOT fully discharged LIFFE from the performance of all of LIFFE’s duties and obligations under the SLA (excluding any such right, title, interest, obligations or liabilities arising under First Amended SLA Section 3.2.2 and Part 3 of Schedule I of the First Amended SLA) and substituted AEMS as the CBOT’s counterparty to the SLA.

C. Subsequent to the execution of the SLA and the SLA Novation, the CBOT requested that AEMS (a) permit the CBOT to utilize the Trading System to host electronic trading of certain derivatives products listed by (i) a division of the Singapore Exchange Derivatives Trading Limited (“SGX-DT”) or (ii) the as yet unnamed joint venture between the CBOT and SGX-DT (“CBOT/SGX-DT Joint Venture”), and (b) provide to the CBOT various services in relation to such hosting.

D. Section 23 of the SLA provides that the SLA may be amended only by an instrument in writing signed on behalf of each of the Parties thereof.

E. AEMS and the CBOT desire to amend the SLA as set forth below.

Agreements

In consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Amendment to Recital F. Recital F of the SLA is hereby amended and restated in its entirety as follows:

F. Subsequent to the execution of the agreements described above, the CBOT requested that LIFFE and/or AEMS (as defined below) (i) permit the CBOT to utilize the Trading System to host electronic trading of certain derivatives products listed by one or more of the Minneapolis Grain Exchange, The Board of Trade of Kansas City,

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Missouri, Inc. and Winnipeg Commodity Exchange Inc., a wholly owned subsidiary of WCE Holdings Inc., and, more recently, a division of the Singapore Exchange Derivatives Trading Limited (“SGX-DT”) or the as yet unnamed joint venture between the CBOT and SGX-DT (“CBOT/SGX-DT Joint Venture”) (each, a “Hosted Exchange” and, collectively, the “Hosted Exchanges”); and (ii) provide to the CBOT various services in relation to such hosting (the “Hosting Arrangement”).

2. Amendments to Section 1. Section 1 of the SLA is hereby amended to include the following definitions:

“AEMS” shall mean Atos Euronext Market Solutions Limited, a company incorporated in England and Wales. Pursuant to the terms of that certain SLA Release and Novation Agreement dated as of July 22, 2005, by and between LIFFE, AEMS and the CBOT, (i) LIFFE assigned to AEMS all of LIFFE’s right, title and interest in and to this Agreement, and all of LIFFE’s obligations and liabilities under this Agreement (excluding any such right, title, interest, obligations or liabilities arising under First Amended SLA Section 3.2.2 and Part 3 of Schedule I of the First Amended SLA), and (ii) the CBOT fully discharged LIFFE from the performance of all of LIFFE’s duties and obligations under this Agreement (excluding any such right, title, interest, obligations or liabilities arising under First Amended SLA Section 3.2.2 and Part 3 of Schedule I of the First Amended SLA) and substituted AEMS as the CBOT’s counterparty to this Agreement.

“CBOT/SGX-DT Joint Venture” shall have the meaning set forth in Recital F above.

“SGX-DT” shall have the meaning set forth in Recital F above.

The following definition from Section 1 of the SLA is hereby amended and restated in its entirety as follows:

“eSpeed Covenants” means those Covenants Not to Sue dated December 12, 2005 between the CBOT and eSpeed, a copy of which is attached as Schedule K hereto.

3. Amendment to Section 6. Section 6 of the SLA is hereby amended to include the following Section 6.8:

6.8 SGX-DT and CBOT/SGX-DT Joint Venture. Notwithstanding any provision of this Agreement to the contrary, at no time shall the CBOT simultaneously host, using the Licensed Technology, the electronic trading of any derivative products of the SGX-DT and CBOT/SGX-DT Joint Venture. In the event the CBOT elects to host electronic trading of SGX-DT, such exchange shall be the sole Singapore-based Hosted Exchange until such time as the CBOT delivers to AEMS written notice that CBOT/SGX-DT Joint Venture shall replace SGX-DT as a Hosted Exchange.

4. Amendment to Section 30. Section 30 of the SLA is hereby amended and restated in its entirety as follows:

30.	Notices

Except as otherwise expressly provided herein, all notices, certifications, requests, demands, payments and other communications hereunder: (a) shall be in

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writing; (b) may be delivered by certified or registered mail, postage prepaid; by hand; by facsimile; or by any internationally recognized private courier; (c) shall be effective (i) if mailed, on the date ten (10) days after the date of mailing or (ii) if hand delivered, faxed, or delivered by private courier, on the date of delivery; and (d) shall be addressed as follows:

If to the CBOT:

Board of Trade of the City of Chicago, Inc.
141 West Jackson Boulevard
Suite 600-A
Chicago, Illinois 60604 U.S.A.
Attention: Bryan T. Durkin

If to AEMS:

Atos Euronext Market Solutions Limited
6-8, boulevard Haussmann
75009 Paris
France
Attention: General Counsel

or to such other address or addresses as may hereafter be specified by notice given by one Party to the other.

5. Amendment to Schedule I. Schedule I of the SLA is hereby amended to include the following Section 4.2(d):

(d) SGX-DT and CBOT/SGX-DT Joint Venture

The annual Hosting Fee payable by the CBOT in respect of SGX-DT or CBOT/SGX-DT Joint Venture, as applicable, shall be equal to:

(i) [**], if the Electronic Volume for Hosted Products of SGX-DT or CBOT/SGX-DT Joint Venture, as applicable, for the relevant OYP is less than or equal to [**] contracts (round turn).

(ii) [**], if the Electronic Volume for Hosted Products of SGX-DT or CBOT/SGX-DT Joint Venture, as applicable, for the relevant OYP is greater than [**] but less than or equal to [**] contracts (round turn).

(iii) [**], if the Electronic Volume for Hosted Products of SGX-DT or CBOT/SGX-DT Joint Venture, as applicable, for the relevant OYP is greater than [**] but less than or equal to [**] contracts (round turn).

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(iv) [**], if the Electronic Volume for Hosted Products of SGX-DT or CBOT/SGX-DT Joint Venture, as applicable, for the relevant OYP is greater than [**] but less than or equal to [**] contracts (round turn).

(v) [**], if the Electronic Volume for Hosted Products of SGX-DT or CBOT/SGX-DT Joint Venture, as applicable, for the relevant OYP is greater than [**] but less than or equal to [**] contracts (round turn).

(vi) [**], if the Electronic Volume for Hosted Products of SGX-DT or CBOT/SGX-DT Joint Venture, as applicable, for the relevant OYP is greater than [**] but less than or equal to [**] contracts (round turn).

(vii) If the Electronic Volume for Hosted Products of SGX-DT or CBOT/SGX-DT Joint Venture, as applicable, for the relevant OYP is greater than [**] contracts (round turn), the sum of (x) [**] plus (y) [**] times the number of contracts (round turn) by which the relevant Electronic Volume exceeds [**].

The Minimum Quarterly Payment to be paid by the CBOT with respect to the SGX-DT or CBOT/SGX-DT Joint Venture, as applicable, is (A) for each OYP during the Initial Term, [**] and (B) for each OYP during a Renewal Term, the greater of (x) [**] during the Initial Term and (y) such amount to be agreed upon by CBOT and SGX-DT or CBOT/SGX-DT Joint Venture, as applicable, which amount shall be approximately commensurate to [**] payable by SGX-DT or CBOT/SGX-DT Joint Venture, as applicable, during the OYP immediately prior to the commencement of the applicable Renewal Term.

6. Amendment to Schedule K. Schedule K of the SLA is hereby amended and restated in its entirety to comprise the eSpeed Covenants attached hereto as Exhibit A.

7. Amendment to Schedule L. Schedule L of the SLA is hereby amended to include the following Hosted Products:

SGX-DT and CBOT/SGX-DT Joint Venture

[**]

Crude palm oil futures

Rubber futures

[**]

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8. Reference to and Effect on the SLA. Each reference in the SLA to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import shall mean and be a reference to the SLA as amended hereby, and each reference to the SLA in any other document, instrument or agreement shall mean and be a reference to the SLA as amended hereby.

9. Full Force and Effect. Except as specifically amended above, the SLA shall remain in full force and effect.

10. Counterparts. This Amendment may be executed in two counterparts, each of which when so executed and delivered shall be an original, but both of which together shall constitute one and the same instrument.

[Remainder of page intentionally left blank.

Signature page follows.]

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IN WITNESS WHEREOF, the Parties have executed this Amendment No. 1 to the Amended and Restated Software License Agreement, as of the Amendment Effective Date.

BOARD OF TRADE OF THE CITY OF CHICAGO, INC., a Delaware corporation

By:	/s/ Bernard W. Day
Name:	Bernard W. Day
Title:	President and Chief Executive Officer

ATOS EURONEXT MARKET SOLUTIONS LIMITED, a company incorporated in England and Wales

By:	/s/ Jean-Marc Rouhelier
Name:	Jean-Marc Rouhelier
Title:	CEO

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EXHIBIT A

eSpeed Covenants

(see attached)

COVENANTS NOT TO SUE

Notwithstanding anything to the contrary herein, eSpeed hereby unconditionally and irrevocably covenants not to sue CBOT for infringement of any claim of U.S. patent 4,903,201 (the ‘201 Patent) for making, having made for CBOT, or using (but not selling or offering for sale) CBOT’s Electronic Futures Exchange (as defined in Attachment B of the Settlement Agreement effective August 26, 2002) to process trades in (a) agricultural and stock index futures and futures options for the KCBOT, (b) agricultural and futures options for the MGE and the WCE, and (c) agricultural futures contracts calling for physical delivery in Asia of Asian-originated agricultural commodities, and options on such futures contracts, both for an exchange operated by Singapore Exchange Derivatives Trading Limited (“SGX”) or a joint venture between SGX and CBOT (the “SGX/CBOT JV”). In addition, notwithstanding anything to the contrary herein, eSpeed hereby unconditionally and irrevocably covenants not to sue (1) LIFFE, Atos Euronext Market Solutions, Ltd. (“Market Solutions”), solely to the extent it provides technology and services to CBOT, and Atos Euronext Market Solutions IPR, Ltd. (“Market Solutions IPR”), solely to the extent it holds intellectual property rights for technology and services provided to CBOT, for infringement of any claim of the ‘201 Patent based on supplying CBOT with any portion of CBOT’s Electronic Futures Exchange that is used to process (a) trades in agricultural and stock index futures and futures options for the KCBOT and (b) agricultural and futures options for the MGE and the WCE, and (c) agricultural futures contracts calling for physical delivery in Asia of Asian-originated agricultural commodities, and options on such futures contracts, both for an exchange operated by SGX or the SGX/CBOT JV; and (2) the KCBOT, the MGE, WCE, SGX or the SGX/CBOT JV for infringement of any claim of the ‘201 Patent based on processing trades in their respective agricultural and stock index futures and future options using CBOT’s Electronic Futures Exchange. Nothing in these covenants shall be construed to grant any rights or licenses, and no rights or licenses are granted herein, in or to the ‘201 Patent or any other patents or intellectual property of eSpeed. Specifically, nothing in these covenants shall expressly or by implication, estoppel, patent exhaustion, statute or otherwise give CBOT, LIFFE, Market Solutions, Market Solutions IPR, the KCBOT, the MGE, the WCE, SOX or the SGX/CBOT JV or any third party any rights to, any licenses to, or any rights to license, the ‘201 Patent or any other patents or intellectual property rights of eSpeed or of any of its successors in interest to the ‘201 Patent, by assignment or otherwise.

eSpeed acknowledges and agrees that (1) these covenants run with the ‘201 Patent and are intended to bind eSpeed’s successors in interest to the ‘201 Patent, by assignment or otherwise, (2) eSpeed will not enter into any agreement or take any action inconsistent herewith, and (3) eSpeed will provide CBOT, LIFFE, Market Solutions, Market Solutions IPR, KCBOT, MGE, WCE, SGX and the SGX/CBOT JV with all reasonable cooperation to give effect to these covenants.

eSpeed represents and warrants that: (1) eSpeed has entered into an agreement with ETS by which ETS has assigned to eSpeed all of ETS’s right, title and interest in and to the ‘201 Patent, except for rights to recover for certain past infringements of the ‘201 Patent; and (2) the activities of CBOT, LIFFE, Market Solutions, Market Solutions IPR, KCBOT, MGE, WCE, SOX and the SGX/CBOT JV to which eSpeed has given these covenants not to sue are not included in, or covered by, any rights in the ‘201 Patent retained by ETS.

IN WITNESS WHEREOF, the parties hereto have executed these Covenants Not to Sue as of this 12 day of December, 2005.

eSPEED, INC.

By:	/s/ Howard W. Lutnick
Date:	December 12, 2005

BOARD OF TRADE OF THE CITY OF CHICAGO, INC.

By:	/s/ Bernard W. Dan
Date:	December 12, 2005

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